SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  Form 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): June 13, 2001


                     CHORUS COMMUNICATIONS GROUP, LTD.
           (Exact Name of Registrant as Specified in its Charter)


             WISCONSIN              333-23435              39-1880843
------------------------------------------------------------------------------
   (State or Other Jurisdiction    (Commission           (IRS Employer
         of Incorporation)         File Number)      Identification Number)


    8501 Excelsior Drive, Madison, Wisconsin                     53717
---------------------------------------------------------- ------------------
    (Address of Principal Executive Offices)                   (Zip Code)


     Registrant's telephone number, including area code: (608) 828-2000




Item 5.     Other Events.

         On June 13, 2001, Chorus Communications Group, Ltd., a Wisconsin corporation, Telephone and Data Systems, Inc., a Delaware corporation ("TDS"), and Singer Acquisition Corp., a Wisconsin corporation and a direct wholly owned subsidiary of TDS, entered into Amendment No. 1 to Agreement and Plan of Merger ("Amendment No. 1") to the Agreement and Plan of Merger dated as of November 24, 2000 among such parties.

         The text of Amendment No. 1 is attached as Exhibit 2 hereto and is hereby incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information And Exhibits.

         Exhibit Number             Exhibit Description
         -------------------        ------------------------
                2                   Amendment No. 1 to Agreement and Plan of
                                    Merger, dated as of June 13, 2001, by and among Telephone and Data Systems, Inc.,
                                    Singer Acquisition Corp. and Chorus
                                    Communications Group, Ltd.



                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CHORUS COMMUNICATIONS GROUP, LTD.
                                                          (Registrant)


Date:  June 18, 2001                 By: /s/ Howard G. Hopeman
                                     Howard G. Hopeman
                                     Executive Vice-President, Chief Financial
                                     Officer and Treasurer